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                                 EXHIBIT (j)(2)
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                             Consent of Ropes & Gray







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                               CONSENT OF COUNSEL
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         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 6 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.




                                                     /s/ Ropes & Gray

Washington, D.C.
November 30, 1999